SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQEUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

31. SUBSEQUENT EVENTS

Subsequent to December 31, 2013, the Group obtained an additional long-term bank borrowing of RMB141.4 million and repaid long-term bank borrowings of RMB46.0 million. The additional long-term bank borrowing was collateralized on certain project assets, accounts receivable, and also guaranteed by Jiangxi Jinko, Haining Investment and the Shareholders. These borrowings carry variable interest rates that are determined by reference to the prevailing base lending rate set by PBOC.

On January 6, 2014, we entered into loan facilities for an aggregate principal amount of RMB400 million with a term of 15 years with China Development Bank for the development of three PV projects in Xinjiang Uyghur Autonomous Region and Qinghai province of the PRC with a total capacity of 50 MW, which we had fully drawn down as of the date of this annual report.

In January 2014, Zhejiang Jinko entered into an operating lease agreement with the bankruptcy administration of Zhejiang Topoint Photovoltaic Co., Ltd., Zhejiang Yutai Photovoltaic Material Co., Ltd., Zhejiang Weishida Photovoltaic Material Co., Ltd., and Zhejiang Jiutai New Energy Co., Ltd (collectively "Topoint") for the manufacturing assets of Topoint, beginning January 13, 2014. The manufacturing assets of Topoint include 500MW of production capacity for silicon wafers, 500 MW for PV cells, and 100 MW for PV modules.

In January 2014, the Company closed the concurrent offerings of 15,000,000 ordinary shares (3,750,000 ADSs) and US$150.0 million convertible senior notes and received net proceeds of US$272.1 million. The convertible senior notes will mature on January, 2019. The interest rate is 4.00% per annum payable semi-annually, in arrears.